Exhibit 99.1

2021 Summary Annual Report Purpose. Performance. Progress. SM

NY
Syracuse
Manchester
VT
NH
MA
Albany
Pittsfield
Burlington
Worcester
Boston
Springfield
CT
RI
Hartford
Willimantic
Providence
New Haven

Our Vision

To be a high-performing, leading socially responsible community bank in New England and beyond.

Berkshire Bank

(Berkshire Hills Bancorp | NYSE: **BHLB**)

Berkshire Hills Bancorp, Inc. (NYSE: BHLB) is the parent company of Berkshire Bank. The Bank sets itself apart from its peers through a focus on exceptional customer experience that's driven by its DigiTouch[SM] commitment combining extraordinary personal service with convenient, user-friendly technology enabled through leading fintech partnerships, and outstanding performance on Environmental, Social and Governance (ESG) matters.

- **Assets:** $11.6 billion
- **Lines of business:** Retail Banking, Consumer Lending & Payments, Commercial Banking, Wealth Management and Private Banking, as well as 44 Business Capital, Berkshire's national, direct small business lending division providing SBA loans
- **Retail footprint:** 105 branches, 170 ATMs and MyTeller[SM] ITMs in Massachusetts, New York, Vermont, Connecticut and Rhode Island
- **Workforce:** More than 1,300 Berkshire Bankers
- **Headquarters:** Boston
- **Founded in 1846:** The Berkshires in western Massachusetts

Our Mission

To empower the financial potential of individuals, families, businesses and organizations by making banking available where, when and how it's needed.

Our Brand Promise

Where you bank matters.

Our Be FIRST Values

Belonging
fosters an environment where all relationships matter

Focusing
on a positive attitude and everything else will follow

Inclusion
invites openness and builds belonging

Respect
cultivates an unyielding commitment to integrity and responsibility

Service
quality should be delivered regardless of income or wealth

Teamwork
empowers collaboration and cooperation

1 Berkshire Hills Bancorp, Inc.–BHLB | berkshirebank.com

Standing by Our Stakeholders with Purpose

Dear Stakeholders:

2021 was truly a year of transformation for Berkshire Bank, a year that unlocked the power that comes from an entire organization embracing its purpose to be a force of positive change for all its stakeholders. The result is the beginning of a unique comeback story, rooted in reimagining what a community bank can become through an uncompromising focus on both being different and making a difference, and doing well by doing good. This comeback was further reflected in the strong improvement in our earnings metrics and shareholder return for the year.

> *Adjusted ROTCE[1] more than* ***doubled to 7.74%***
> *Stock* ***significantly outperformed benchmarks****, with* ***69% 2021 TSR[2]***
> *Adjusted EPS[3]* ***up by 182%***

In this report, we share highlights from the opening chapters of that comeback story, which start with our vision to be a high-performing, leading socially responsible community bank in New England and beyond. We see tremendous opportunity for a purpose-driven, values-guided community bank like Berkshire to expand accessibility to banking while delivering an exceptional customer experience that empowers everyone's financial potential.

As we look to win in the marketplace, our products, services, channels and technology delivery will reflect changing customer preferences. During the pandemic, consumers and businesses fast-tracked their adoption of digital channels while continuing to value the human connection with their banker, especially for complex transactions and financial advice. Customers are also increasingly expecting their banks to reflect deep caring for their communities and create a better tomorrow for the communities that they live and work in.

It's within the confluence of these two customer mindsets – the "omni-channel" preference and obligation we share to make our communities stronger – that we will excel. It is on these strong differentiators that last spring we laid out Berkshire's Exciting Strategic Transformation (BEST), our roadmap for how we will build a better approach to banking to maximize stakeholder value. Four months after the launch of BEST, we launched the BEST Community Comeback, our multi-year, $5 billion commitment to lend and invest to strengthen our communities.

Together, these two interconnected frameworks create the basis for our future success. Each has ambitious goals and we have pledged transparency and accountability regarding our progress in achieving them, which you'll find detailed in the pages of this report.



Nitin J. Mhatre
Chief Executive Officer

[1] Return On Tangible Common Equity
[2] Total Shareholder Return
[3] Earnings Per Share

Letter continued

2021 Summary Annual Report

3 Berkshire Hills Bancorp, Inc.—BHLB | berkshirebank.com Behind every number, there are countless dreams of our customers and communities fulfilled Looking ahead, we expect to grow organically in 2022 as we bring our BEST plans to life. Our burgeoning digital transformation will begin to bear fruit. We will continue discipline around expense management while reinvesting savings in bankers, customer experience and technology that will drive long-term revenue and profitability growth. I’m inspired by how far we have come thanks to the boundless commitment and enthusiasm brought to work each day by more than 1,300 Berkshire Bankers and I’m energized by the end- less possibilities that lie ahead for Berkshire and our shareholders, employees, customers and communities. Best regards, Nitin J. Mhatre Chief Executive Officer Why Berkshire Hills Bancorp? A Unique Comeback Story > Strong capital position > Above-average asset sensitivity > Focus on organic growth in a consolidated marketplace > Focus on Environmental, Social and Governance (ESG) matters > Hiring advantage > Investment in DigiTouchSM to drive efficiency and customer service It’s within the confluence of these two customer mindsets — the “omni-channel” preference and obligation we share to make our communities stronger— that we will excel.

Berkshire's Exciting Strategic Transformation (BEST)

In May 2021, we launched Berkshire's Exciting Strategic Transformation (BEST), our self-funded plan to evolve into a better and stronger Bank by enhancing the customer experience and stakeholder value while delivering profitable growth and strengthening our community impact.

BEST Pillars

Optimize

- > Optimize Physical Footprint
- > Optimize Processes & Procurement
- > Optimize Products/Pricing & Balances Mix for Improved Return on Equity

Digitize

- > Digitize Account Opening & Customer Journeys
- > Digitize Marketing & Customer Insights/Service
- > Enable Seamless Tech Connections with Fintech/Sales Partners

Enhance

- > Grow Profitable Originations & Balances
- > Enhance Banker & Customer Engagement
- > Enhance Capital Allocation & Deployment for Improved Return on Equity



While we are still in the early part of our journey to greater profitability and growth, we made solid progress during the first six months of BEST toward achieving its five key performance metrics.

	ROTCE	ROA	PPNR□	ESG	NPS△
Target	10-12%	100-105 bps	$180-200M	Top 25%	Top 25%
Goal	Increase **ROTCE** by 700-900bps•	Increase **ROTCE** by 75-80bps•	Increase **PPNR** by $80-100M•	Become top quartile bank by leading **ESG Indexes in US▲**	Become top quartile Net Promoter Score bank in New England•
4Q21■	7.3	71	85	24	~50
FY2020	3.2	24	109	39	N.A
	%	bps	$M	Percentile	Percentile

Financial information is non-GAAP data; please see back cover for comparison to GAAP data.

2021 Summary Annual Report 4

5 Berkshire Hills Bancorp, Inc.—BHLB | berkshirebank.com Berkshire Hills Bancorp, Inc.—BHLB | berkshirebank.com Bringing BEST to Life Each pillar in Berkshire’s Exciting Strategic Transformation (BEST) includes a variety of initiatives that will collectively drive enhanced performance. Some milestones from BEST’s first six months and what lies ahead: Optimize Completed > Sale of Mid-Atlantic branches, consolidation of 16 additional branches > Sale of Berkshire Insurance Group, shedding non-core business, retaining referrals > Home lending servicing partnership to enhance customer experience and efficiencies > Updated, created products and services to provide greater access to banking > Centralized strategic sourcing and procurement to drive savings In Progress > Continued expense management and branch network evaluation > Office optimization in support of hybrid workplace model, reduction in environmental footprint > Transition to hybrid workplace model, enhancing employee engagement

Digitize


API

Completed

- > **Fintech partnership with leading AI lending platform**, driving originations, growing franchise
- > **Fintech partnership to launch mobile deposit**, enhancing customer experience
- > **New online account opening**, various foundational technologies to enhance customer experience
- > **Analytics capabilities enhanced with data warehouse technology**, creation of enterprise analytics department

In Progress

- > **Implement "middleware" API solution to unify customer data**, automate business processes
- > **Explore additional fintech partnerships to enhance "omni-channel" experience**



Enhance

Completed

- > **J.D. Power Survey to enhance customer satisfaction** and net promoter score
- > **Launched multi-year, $5 billion BEST Community Comeback**
- > Completed **stock repurchase program**
- > **Enhanced socially responsible wealth management investment solutions**
- > Key sales, **support hires for high-potential growth areas**
- > **Launch transformational marketing and branding** to support growth goals
- > **Initiated residential mortgage origination channel** with third-party partners

In Progress

- > **Enhanced retail banking platform** to deliver improved employee and customer experience
- > **Rollout of employee rewards and recognition program**, enhancing engagement

DigiTouch℠

DigiTouch℠ is a defining tenet of our digital transformation. It means making banking available when, where and how customers want it by delivering both the invaluable human connection through extraordinary personal service and the convenience of user-friendly technology through leading fintech partnerships. Examples include:

- > Our new partnership with Upstart, a leading artificial intelligence lending platform, to drive loan originations and grow our franchise while helping us to improve access to affordable credit and reducing the risk and costs of lending.
- > An expansion of our distinctive, complimentary **MyBanker Program**, which brings the bank to the customer based on their preference, by providing a personal banker who leverages technology to provide concierge financial services to customers, regardless of wealth, in-person, by phone and video conference.

2021 Summary Annual Report 6

7 Berkshire Hills Bancorp, Inc.—BHLB | berkshirebank.com Financial Highlights * Note: ROTCE Adjusted, Earnings Adjusted and Tangible Book Value are non-GAAP financial measures; see Form 10-K for discussion and further detail. 2020 loss due to $554 million goodwill write-off expense. ROTCE stands for Return on Tangible Common Equity. Financial Condition ($ millions - period end) FY19 FY20 FY21 Total Assets $13,216 $12,838 $11,555 Total Cash and Equivalents 580 1,558 1,628 Total Securities 1,770 2,223 2,549 Total Loans 9,502 8,082 6,826 Goodwill and Intangibles 599 35 30 Deposits 10,336 10,216 10,069 Borrowings 828 572 111 Shareholders’ Equity 1,759 1,188 1,182 Operating Results ($ millions) FY19 FY20 FY21 Net Interest Income $365 $317 $291 Non-Interest Income 84 66 143 Total Net Revenue 449 383 434 Provision for Loan Losses 35 76 (1) Non-Interest Expense 290 840 286 Net Income (Loss) 97 (533) 119 ROTCE* 9.36% (48.60%) 10.80% ROTCE Adjusted* 11.35% 3.18% 7.74% Per Common Share Data ($) FY19 FY20 FY21 Earnings (Loss) $1.97 $(10.60) $2.39 Earnings Adjusted* 2.40 0.60 1.69 Dividends 0.92 0.72 0.48 Book Value 34.65 23.37 24.30 Tangible Book Value* 22.56 22.68 23.69 80% 60% 40% 20% 0 -20% -40% -60% 2020 2021 BHLB KRX* 2019 * KBW NASDAQ Regional Banking Index. Source: S&P Global Market Intelligence One-Year Total Stock Return Note: Source is S&P Global Market Intelligence. Peer data is U.S. exchange traded banks with assets $7-25 billion. All data as of 12/31/21. Repricing gap is percent of net rate sensitive assets/liabilities maturing or repricing in one year divided by total assets per bank regulatory financials. BHLB Peers Elevated Investable Cash (cash and equivalents/total assets) 14.1% 7.8% Positive Pricing Gap (one year repricing gap/assets) 35.4% 21.6% Excess Capital - CET1 Ratio (common equity tier 1 capital/risk weighted assets) 15.0% 12.4% Well Reserved (credit loss allowance/total loans) 1.55% 1.19% Well Positioned vs. Peers

8 2021 Summary Annual Report Empowering Community Comebacks: Our Commitment to Environmental, Social and Governance (ESG) In May 2021, we launched Berkshire’s Exciting Strategic Transformation (BEST), our self-funded plan to evolve into a better and stronger Bank by enhancing the customer experience and stakeholder value while delivering profitable growth and strengthening our community impact. Berkshire is committed to integrating environmental, social and governance considerations into all its business operations and activities. As a company, we understand the broader role we play in creating more equitable, just and sustainable communities. Companies with strong ESG performance drive higher customer preference and better risk management practices, and unlock new business opportunities, ultimately leading to enhanced performance. Because our vision is to be a high-performing, leading socially responsible community bank in New England and beyond, we are the only community bank in the United States that has thoroughly integrated ESG standards into our business strategy and set a specific target to being among the top 25 percent of U.S. banks rated by leading ESG indexes, a goal we are proud to have achieved in 2021. BEST Community Comeback In September 2021 we launched our multi-year, $5 billion BEST Community Comeback to help strengthen all our communities in four key areas: Fueling Small Businesses > $1.5 billion in small business lending > Financial coaching and technical assistance Community Financing and Philanthropy > $2.5 billion in mortgage lending > $15 million in community contributions > $3 million equivalent in employee volunteer time > $50 million in socially responsible investments Financial Access & Empowerment > $2.5 billion in lending for underserved neighborhoods > $200 million in lending for minority mortgage borrowers > 300,000 people impacted with financial wellness programming > 200,000 socially responsible customer bank accounts Environment > $300 million in lending for low-carbon projects > 100 percent renewable electricity usage > Greenhouse gas (GHG) emission reduction SM 2021 Corporate Responsibility Report Empowering Community Comebacks For more information on our BEST Community Comeback, its results and our ESG program, see our 2021 Corporate Responsibility Report: berkshirebank.com/csr2021. Scan here for the 2021 CSR Report

9 Berkshire Hills Bancorp, Inc.—BHLB | berkshirebank.com Leadership Team Nitin J. Mhatre President, Chief Executive Officer George F. Bacigalupo Head of Commercial Banking Subhadeep Basu Chief Financial Officer Lucia Bellomia Head of Retail Banking Jennifer Carmichael Chief Internal Audit Officer Jacqueline Courtwright Chief Human Resources and Culture Officer Sean A. Gray Chief Operating Officer Gregory D. Lindenmuth Chief Risk Officer Georgia Melas Chief Credit Officer Wm. Gordon Prescott General Counsel and Corporate Secretary Ellen Steinfeld Head of Consumer Lending & Payments Deborah A. Stephenson Chief Compliance Officer Jason T. White Chief Information Officer

10 2021 Summary Annual Report In Memoriam — Robert “Bob” Curley On Feb. 2, 2022, we lost a Board member, longtime Berkshire Banker, community leader and friend, Robert “Bob” Curley. Bob served on our Board and as chairperson of our New York region since 2009 and was instrumental in our growth, success and community impact. He was the epitome of a true Community Banker who led by example and mentored countless bankers over his long and illustrious career. We celebrate his life, legacy and immeasurable contributions to Berkshire and our communities. David M. Brunelle Chairperson of the Board, Managing Director of North Point Wealth Management Baye Adofo-Wilson, Esq. CEO BAW Development, LLC Rheo A. Brouillard Former President and Chief Executive Officer of SI Financial Group, Inc and Savings Institute Bank & Trust Nina A. Charnley Former Senior Managing Director, Enterprise Customer Experience Executive at TIAA John B. Davies Former Executive Vice President of Massachusetts Mutual Life Insurance Company Mihir A. Desai Professor of Finance at Harvard Business School and Professor of Law at Harvard Law School William H. Hughes III Jeffrey W. Kip Chief Executive Officer of Angi International Dr. Sylvia Maxfield Dean of the Providence College School of Business Nitin J. Mhatre Chief Executive Officer of Berkshire Hills Bancorp, Inc. Laurie Norton Moffatt Director and CEO of the Norman Rockwell Museum Jonathan I. Shulman Former EVP and Treasurer Keycorp Michael A. Zaitzeff Co-Founder and Managing Member of VM GP II LLC Board of Directors President of Education Design Lab

CORPORATE OFFICES

Berkshire Hills Bancorp, Inc.
60 State Street
Boston, MA 02109
800.773.5601
berkshirebank.com

STOCK LISTING

Berkshire Hills Bancorp, Inc., is listed on the New York Stock Exchange under the symbol "BHLB."

INVESTOR INFORMATION

Investor Relations
Attn: Kevin Conn
Berkshire Hills Bancorp, Inc.
617-641-9206

investorrelations@berkshirebank.com
ir.berkshirebank.com

TRANSFER AGENT AND REGISTRAR

Shareholders who wish to change the name, address or ownership of stock, report lost stock certificates, inquire about the Dividend Reinvestment Plan or consolidate stock accounts should contact:

Broadridge Corporate Issuer Solutions, Inc.
P.O. Box 1342
Brentwood, NY 11717
844.458.9357

shareholder@broadridge.com
shareholder.broadridge.com/bhlb

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BHLB LISTED NYSE

EQUAL HOUSING LENDER

This document contains forward-looking statements (within the meaning of the Private Securities Litigation Reform Act of 1995). There are several factors that could cause actual results to differ significantly from expectations described in the forward-looking statements. For a discussion of such factors, please see Berkshire's most recently filed reports on Forms 10-K and 10-Q, which are available on the SEC's website at www.sec.gov. Berkshire does not undertake any obligation to update forward-looking statements.

Banking products are provided by Berkshire Bank: Member FDIC. Equal Housing Lender. Berkshire Bank is a Massachusetts chartered bank.

Investment products are NOT FDIC-INSURED, are NOT A BANK DEPOSIT, NOT GUARANTEED BY THE BANK, NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY and MAY LOSE VALUE.

•BEST financial information on page 4 is non-GAAP data. ■All numbers are on an adjusted basis. The GAAP numbers for 2020 were ROTCE (48.60)%; ROA (415); PPNR (457). The GAAP numbers for 4Q21 were ROTCE 7.4; ROA 71; PPNR 85. Please see reconciliation in the Company's fourth quarter 2021 earnings release; □4Q21 adjusted PPNR annualized ($ million); △J.D. Power as of 9/30/21; ▲ESG Index ratings: MSCI, ISS-ESG, Sustainalytics, Bloomberg;.


Empowering Community Comebacks
Berkshire Hills Bancorp

Scan here for the 2021 CSR Report

For more information on our BEST Community Comeback, its results and our ESG program, see our 2021 Corporate Responsibility Report: ***berkshirebank.com/csr2021***.